The Proposed Mergers of CMFT, CCIT II, CCIT III and CCPT V August 2020 Exhibit 99.2

Important Disclosures Cautionary Statement Regarding Forward-Looking Information This communication includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements can generally be identified as forward-looking because they include words such as "believes," "anticipates," "expects," "would," "could," or words of similar meaning. Statements that describe future plans and objectives are also forward-looking statements. These statements are based on the current expectations of management for CMFT, CCIT II, CCIT III and CCPT V (each as hereinafter defined) and on currently available industry, financial and economic data. Actual results may vary materially from those expressed or implied by the forward-looking statements, which are subject to a number of risks and uncertainties, many of which are out of the control of such companies, including, but not limited to, those associated with the risk that one or more of the proposed mergers will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of one or more of the merger agreements; the failure to satisfy the conditions to the consummation of each proposed merger, including the approval of the stockholders of CCIT II, CCIT III or CCPT V, as applicable; the ability of CC CMFT (as hereinafter defined) to achieve the expected cost synergies or to engage in any liquidity event or public offering; the disruption of management’s attention from ongoing business operations due to the proposed mergers; the availability of suitable investment or disposition opportunities; the impact of the COVID-19 pandemic on the operations and financial condition of each of CMFT, CCIT II, CCIT III and CCPT V and the real estate industries in which they operate, including with respect to occupancy rates, rent deferrals and the financial condition of their respective tenants; general financial and economic conditions, which may be affected by government responses to the COVID-19 pandemic; legislative and regulatory changes; and other factors, including those set forth in the section entitled “Risk Factors” in CMFT’s, CCIT II’s, CCIT III’s and CCPT V’s most recent Annual Reports on Form 10-K, as amended, and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), and other reports filed by CMFT, CCIT II, CCIT III and CCPT V with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Forward-looking statements are not guarantees of performance or results and speak only as of the date such statements are made. Except as required by law, none of CMFT, CCIT II, CCIT III or CCPT V undertakes any obligation to update or revise any forward-looking statement in this communication, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise. Additional Information and Where to Find It In connection with each proposed merger, CMFT intends to file a registration statement on Form S-4 with the SEC that will include a proxy statement of CCIT II, CCIT III or CCPT V, as applicable, and will also constitute a prospectus of CMFT. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other documents that will be made available to the stockholders of each of CCIT II, CCIT III and CCPT V. In connection with the proposed mergers, each of CCIT II, CCIT III and CCPT V intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A relating to a special meeting of its stockholders. STOCKHOLDERS OF EACH OF CCIT II, CCIT III AND CCPT V ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE RELEVANT PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EACH PROPOSED TRANSACTION. Stockholders of each of CCIT II, CCIT III and CCPT V will be able to obtain such documents free of charge at the SEC’s website, www.sec.gov, or through CIM’s website at https://www.cimgroup.com/investment-strategies/individual/for-shareholders, as they become available. Such documents are not currently available. Participants in Solicitation Each of CMFT, CCIT II, CCIT III and CCPT V and their respective directors and executive officers, as well as certain affiliates of CIM Group, LLC serving as their external advisors, may be deemed to be participants in the solicitation of proxies from their respective stockholders (or, in the case of CMFT, from the stockholders of each of CCIT II, CCIT III and CCPT V) in respect of the proposed transaction between such company and CMFT. Information regarding the directors, executive officers and external advisors of each of CMFT, CCIT II, CCIT III and CCPT V is contained in the Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC by each entity on March 30, 2020, as amended on April 27, 2020. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement of the relevant company regarding its proposed merger transaction with CMFT when it becomes available. No Offer or Solicitation This communication does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed mergers of CCIT II, CCIT III and CCPT V with CMFT. 1

Transaction Overview

CIM

Executive Summary	» Following the onset of COVID-19 and the shutdown of the economy, each of CIM Real Estate Finance Trust, Inc. ("CMFT"), Cole Office & Industrial REIT (CCIT II), Inc. ("CCIT II"), Cole Office & Industrial REIT (CCIT III), Inc. ("CCIT III") and Cole Credit Property Trust V, Inc. ("CCPT V") undertook a broadscale review of recommended actions in response to the economic impacts resulting from the pandemic, determining that bigger companies with greater diversity and greater financial strength will thrive post-pandemic[1] » The boards of directors (the "Boards") of each REIT believe a combination of CMFT, CCIT II, CCIT III and CCPT V would provide several benefits for shareholders and enhance financial and operational flexibility for the pro forma combined company ("CC CMFT") to best navigate the post-COVID environment, making CC CMFT more valuable as it pursues liquidity for its shareholders
Transaction Details	» Pending stock-for-stock, tax-free mergers between CMFT and each of CCIT II, CCIT III and CCPT V » The individual mergers are not cross-conditional and may not close simultaneously » CC CMFT will have a net asset value ("NAV") of $3.3 billion and a total asset value ("TAV") of $5.9 billion[2] **Exchange Ratio[3]**: » CCIT II / CMFT: 1.501x » CCIT III / CMFT: 1.093x » CCPT V / CMFT: 2.691x **Offer Price[4]**: » CCIT II: $10.97 » CCIT III: $7.99 » CCPT V: $19.67 **CC CMFT Pro Forma Ownership**: » CCIT II: 22% » CCIT III: 1% » CCPT V: 10% » CMFT: 67%
Board of Directors	» Upon closing, the Board of Directors of CC CMFT will be increased so that all independent directors of CCIT II, CCIT III and CCPT V that are not currently independent directors of CMFT will be added to the Board. It is anticipated that at the next CMFT annual stockholder meeting, 5 to 7 independent directors will be recommended for election
Cost Savings	» CC CMFT is expected to ultimately realize approximately $3.5 million in annual savings as a result of operational efficiencies from the proposed mergers
Distribution	» Each REIT is distributing approximately 5% of NAV on an annualized basis as of August 2020; the mergers are expected to make the distribution more sustainable and reduce costs[5]
Go-Shop Provision	» CCIT II, CCIT III and CCPT V may solicit alternative acquisition proposals for 38 days following the execution date of their respective merger agreements with CMFT
Transaction Close	» The transactions are expected to close in the fourth quarter of 2020, subject to customary closing conditions, including shareholder approval from CCIT II, CCIT III and CCPT V

Exchange Ratio[3]	Offer Price[4]	CC CMFT Pro Forma Ownership
» CCIT II / CMFT: 1.501x	» CCIT II: $10.97	» CCIT II: 22%
» CCIT III / CMFT: 1.093x	» CCIT III: $7.99	» CCIT III: 1%
» CCPT V / CMFT: 2.691x	» CCPT V: $19.67	» CCPT V: 10%
		» CMFT: 67%

1. CMFT, CCIT II, CCIT III and CCPT V are non-traded REITs managed by affiliates of CIM Group, LLC ("CIM").
2. Based on CMFT, CCIT II, CCIT III and CCPT V's respective Q2 2020 (6/30/2020) published NAVs. TAV includes cash and other liabilities.
3. Exchange ratios represent number of shares of CMFT stock issued for each share of the target's stock.
4. Based on CMFT's published NAV per share of $7.31 as of 6/30/2020.
5. Distributions are not guaranteed and, following the mergers, will be established by the CC CMFT Board.

Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on Page 1.

www.cimgroup.com | ©2020 CIM Group

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Strategic Rationale Increased Size and Scale Pro forma TAV of $5.9 billion makes CC CMFT more attractive to investors and other capital sources Enhanced size is expected to improve access to capital markets, lowering CC CMFT’s cost of capital Larger asset base provides greater flexibility to recycle non-core assets More efficient G&A load across larger asset base improves cash flow stability to facilitate ongoing distributions Strong Operating Metrics with Greater Tenant and Industry Diversification Significant reduction in tenant, industry and asset class concentration Net lease portfolio possesses strong metrics with respect to tenant diversity, investment-grade tenancy, weighted average lease term and occupancy Maintains Balance Sheet Flexibility and Moderate Leverage, Positioning the Company for Growth Net leverage of 39% for CC CMFT as of June 30, 2020(1) CC CMFT had $369 million of cash on balance sheet as of 6/30/2020 and an unencumbered asset base of $3.8 billion Additionally, as of 6/30/2020 CC CMFT had $226 million and $364 million of availability on its commercial real estate (“CRE”) repurchase facility and broadly syndicated loan (“BSL”) facility, respectively Better Positioned for Liquidity Event The shareholders of all four REITs will benefit from the increased scale of CC CMFT CC CMFT will be better positioned to weather the downturn resulting from the COVID-19 pandemic and take advantage of opportunities post-pandemic, including the pursuit of an eventual liquidity event such as a public market listing On a standalone basis, CCIT II, CCIT III and CCPT V have access to fewer alternatives for providing liquidity to shareholders due to the smaller scale of the target REITs The proposed transaction would enhance CC CMFT’s financial and operational flexibility to best navigate the post-COVID environment, which would provide several benefits to its shareholders Sources: Company filings and company provided information. Data as of 6/30/2020. Net leverage reflects ratio of outstanding debt net of cash to invested assets. 3

Strategic Rationale (cont’d) Sources: Company filings and company provided information. Data as of 6/30/2020. Based on CMFT, CCIT II, CCIT III and CCPT V’s respective Q2 2020 (6/30/2020) published NAVs. TAV includes cash and other liabilities. By percent of annualized rental income. By percent of total real estate value plus fair value of loans, as of 6/30/2020. Total Asset Value(1) Net Asset Value(1) Cash on Balance Sheet Investment – Grade Tenancy(2) Top 10 Tenant Concentration(2) CC CMFT Asset Mix(3) Significant Asset Base Increase Meaningful Equity Base Expansion Greater Liquidity and Flexibility High Quality Tenant Base Reduced Tenant Concentration Greater Asset Diversification 4

Highly flexible and efficient investment platform that leverages CIM’s organization with 975+ employees across the Americas A leading commercial real estate credit-focused REIT, focused on net lease assets and originated CRE debt Long-term portfolio mix of net lease assets, CRE debt and other credit investments ultimately based on market opportunities and relative risk-adjusted returns Net lease portfolio possesses strong metrics with respect to tenant diversity and granularity, investment-grade tenant exposure and weighted average lease term and occupancy Flexible balance sheet structure with diverse sources of debt capital Expected to provide a stable distribution and ultimately a liquidity event for shareholders CC CMFT Vision Statement: To maximize value for our shareholders, we will strive to become a best-in-class credit-focused REIT that opportunistically invests in net lease assets and CRE debt Strategic Rationale (cont’d) ü ü ü ü ü ü 5

Superior Diversification through Reduction in Tenant Concentration The proposed merger transactions will diversify CC CMFT’s tenant base, with top 10 tenants making up ~30% and top 15 tenants making up ~40% of annualized rental income Source: Company provided information. Data as of 6/30/2020. Note: By percent of annualized rental income. Excludes loan book. 6

Enhanced Portfolio and Operating Metrics Pro forma CC CMFT possesses strong portfolio quality metrics with respect to tenant diversity and granularity, investment-grade tenant exposure, weighted average lease term and occupancy Sources: Company filings and company provided information. Data as of 6/30/2020. By percent of annualized rental income, as of 6/30/2020. Excludes loan book. By percent of total real estate value plus fair value of loans, as of 6/30/2020. 7 CMFT CCIT II CCIT III CCPT V CC CMFT Total Asset Value ($bn) $4.0 $1.1 $0.05 $0.7 $5.9 Net Asset Value ($bn) $2.3 $0.7 $0.02 $0.3 $3.3 Net Leverage 37.7% 36.6% 50.2% 51.2% 39.3% # Properties 381 26 2 150 559 Occupancy 94.6% 99.6% 100.0% 98.1% 95.9% Sq Ft (mm) 18.1 3.9 0.4 3.4 25.8 WALT (Single-Tenant / Total) 12.3 / 8.6 yrs 8.5 yrs 8.2 yrs 11.2 / 9.9 yrs 10.8 / 8.8 yrs % Investment Grade (1) 37.4% 53.0% 69.4% 34.0% 40.7% Top Ten Tenant % (1) 39.1% 65.6% 100.0% 42.8% 30.4% Property Type (2) Capitalization Summary Portfolio Summary

4.1% 10.7% 38.5% 29.7% 17.0% Strong Balance Sheet and Leverage Profile Source: Company filings as of 6/30/2020. Represents CMFT’s NAV per share of $7.31 as of 6/30/2020, multiplied by CC CMFT’s pro forma share count as of 6/30/2020, calculated based on the number of CMFT shares issued to CCIT II, CCIT III and CCPT V at each merger’s respective exchange ratio. Assumes CCIT II, CCIT III and CCPT V credit facilities remain in place at respective operating company level as subsidiaries to CMFT. Pro forma net leverage of 39% Substantial cash on balance sheet and unencumbered asset base Transaction expected to enhance access to capital CC CMFT will benefit from CIM’s strong relationships with lending community Credit Highlights as of 6/30/2020 Pro Forma Capitalization ($mm) % Maturing Annually Pro Forma Debt Maturity Schedule(2) 8

Financial Advisor Legal Independent Valuation Firm REIT & Securities Counsel Process Overview As CIM analyzed each of the REITs in light of the COVID-19 pandemic in March 2020, CIM’s management team recommended to the respective Boards of CMFT, CCIT II, CCIT III and CCPT V in May 2020 a potential merger of those entities to create a large, diversified credit-focused REIT which would have the flexibility to opportunistically pursue multiple investment strategies In June 2020, the Boards of each REIT formed a Special Committee comprised of independent directors to evaluate the potential transaction No director served on more than one Special Committee Each Special Committee retained its own financial and legal advisors Duff & Phelps, LLC (“D&P”), an independent third-party real estate advisory and consulting firm, was engaged by the Board of Directors of each REIT to prepare a valuation report with a range of NAV per share values for the respective companies as of June 30, 2020. The Valuation, Affiliate Transaction and Compensation Committees of each REIT proposed the selection of the midpoint of the per share valuation range provided by D&P, which was unanimously approved by each REIT’s Board of Directors On June 26th, 2020 the Special Committee of CMFT sent non-binding letters to the Special Committees of CCIT II, CCIT III and CCPT V detailing their interest in pursuing a stock-for-stock merger with each of those REITs On August 30, 2020, the Special Committees and the Boards of CMFT, CCIT II, CCIT III and CCPT V unanimously recommended that their respective companies enter into the applicable merger agreement(s) Each Special Committee of CCIT II, CCIT III and CCPT V received an opinion from its respective financial advisor that the exchange ratio is fair, from a financial point of view, to its stockholders CCIT II, CCIT III and CCPT V each have the right to solicit alternative acquisition proposals from third parties for 38 days following the execution date of their respective merger agreements with CMFT This process provides additional assurance to shareholders that they are receiving fair value and arm’s length consideration Highlights of the Merger Process CMFT Special Committee CCIT II Special Committee CCIT III Special Committee CCPT V Special Committee 9

Projected Timeline The proposed merger transactions are expected to close in Q4 2020, subject to approval from CCIT II, CCIT III and CCPT V shareholders and other customary conditions August 2020 Executed Merger Agreements October 2020 Proxy materials expected to be mailed to CCIT II, CCIT III and CCPT V stockholders Proxy solicitation expected to begin December 2020 Anticipated CCIT II, CCIT III and CCPT V stockholder meetings to vote on their respective mergers June 2020 Initiated merger process and diligence July 2020 CCIT II, CCIT III and CCPT V continued to evaluate the proposed mergers and conduct due diligence June August September October July November December Summary Timeline Q4 2020 Transaction expected to close 10